UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

CELLCEUTIX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52321	30-0565645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cumming Center, Suite 151-B

Beverly, MA 01915

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (978) 236-8717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of COO

Effective August 3, 2015, James Alexander, MD, notified Cellceutix Corporation ("Cellceutix" or the "Company") that he would resign from his position as Chief Operating Officer of the Company, effective immediately. The Company and Dr. Alexander agree that Dr. Alexander will transition to a part-time consultancy with the Company. Dr. Alexander's resignation did not result from any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLCEUTIX CORPORATION

Date: 8/6/2015	By:	/s/ Leo Ehrlich
Leo Ehrlich
Chief Executive Officer